UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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AFFILIATED MANAGERS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2015. Meeting Information AFFILIATED MANAGERS GROUP, INC. Meeting Type: Annual Meeting For holders as of: April 17, 2015 Date: June 15, 2015 Time: 2:00 PM BST (9:00 AM EDT) Location: Affiliated Managers Group, Inc. 35 Park Lane London W1K 1RB United Kingdom You are receiving this communication because you hold shares in the company named herein. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. AFFILIATED MANAGERS GROUP, INC. 777 SOUTH FLAGLER DRIVE WEST PALM BEACH, FL 33401 M93274-P65260 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2015 to facilitate timely delivery. How To Vote M93275-P65260 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR each of the following proposals: 1. Election of Directors 2. To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers. Nominees: 3. To re-approve the material terms of the performance measures included in the Company's Executive Incentive Plan, as amended and restated, for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code. a. Samuel T. Byrne b. Dwight D. Churchill c. Glenn Earle 4. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal year. d. Niall Ferguson e. Sean M. Healey NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. f. Tracy P. Palandjian g. Patrick T. Ryan h. Jide J. Zeitlin M93276-P65260

M93277-P65260